Exhibit 10.12A

Execution Version

FIRST

LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

among

SBA PROPERTIES, LLC,

SBA SITES, LLC,

SBA STRUCTURES, LLC,

SBA INFRASTRUCTURE, LLC,

SBA MONARCH TOWERS III, LLC,

SBA 2012 TC ASSETS PR, LLC,

SBA 2012 TC ASSETS, LLC,

SBA TOWERS IV, LLC,

SBA MONARCH TOWERS I, LLC,

SBA TOWERS USVI, INC.,

SBA GC TOWERS, LLC,

SBA TOWERS VII, LLC

as Existing Borrowers,

and

SBA TOWERS V, LLC

SBA TOWERS VI, LLC

as Additional Borrowers,

and

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

as Servicer on behalf of Deutsche Bank Trust Company Americas, as Trustee dated as of October 14, 2015

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01	Definitions.	2

ARTICLE II

2015-1C COMPONENT DETAILS

Section 2.01	2015-1C Component Details.	3

ARTICLE III

MORTGAGE LOAN INCREASE

Section 3.01	Loan Increase.	4
Section 3.02	Use of Proceeds.	6
Section 3.03	Funding of Impositions and Insurance Reserve.	6

ARTICLE IV

ADDITION OF ADDITIONAL BORROWERS

Section 4.01	Election.	6
Section 4.02	Joinder.	8

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS

Section 5.01	Representations and Warranties.	9
Section 5.02	Amendments to Exhibits and Schedules to the Loan Agreement.	9

ARTICLE VI

AMENDMENTS TO THE LOAN AGREEMENT

Section 6.01	Definitions.	9
Section 6.02	Servicing/Special Servicing.	10
Section 6.03	Advance Rents Reserve.	11
Section 6.04	Cash Management Agreement.	11

-i-

ARTICLE VII

GENERAL PROVISIONS

Section 7.01	Governing Law.	11
Section 7.02	Severability.	12
Section 7.03	Counterparts.	12

ARTICLE VIII

APPLICABILITY OF THE LOAN AGREEMENT

Section 8.01	Applicability.	12

-ii-

FIRST LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

FIRST LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT (this “Loan Agreement Supplement”), dated as of October 14, 2015, and entered into by and among SBA PROPERTIES, LLC (“SBA Properties”), SBA SITES, LLC, a Delaware limited liability company (“SBA Sites”), SBA STRUCTURES, LLC, a Delaware limited liability company (“SBA Structures”), SBA INFRASTRUCTURE, LLC, a Delaware limited liability company (“SBA Infrastructure”), SBA MONARCH TOWERS III, LLC, a Delaware limited liability company (“SBA Monarch III”), SBA 2012 TC ASSETS PR, LLC, a Delaware limited liability company (“SBA TC PR”), SBA 2012 TC ASSETS, LLC, a Delaware limited liability company (“SBA TC”), SBA TOWERS IV, LLC, a Delaware limited liability company (“SBA Towers IV”), SBA MONARCH TOWERS I, LLC, a Delaware limited liability company (“SBA Monarch I”), SBA TOWERS USVI, INC., a U.S. Virgin Islands corporation (“SBA USVI”), SBA GC TOWERS, LLC, a Delaware limited liability company (“SBA GC”), and SBA TOWERS VII, LLC, a Delaware limited liability company (“SBA Towers VII” and, collectively with SBA Properties, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI and SBA GC, the “Existing Borrowers” and, each individually, an “Existing Borrower”), SBA TOWERS V, LLC, a Delaware limited liability company (“SBA Towers V”) and SBA TOWERS VI, LLC, a Delaware limited liability company (“SBA Towers VI” and together with SBA Towers V, the “Additional Borrowers” and, collectively with the Existing Borrowers, the “Closing Date Borrowers” and, each individually, a “Closing Date Borrower”), and MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as servicer (the “Servicer”), on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the “Trustee”) under that certain Amended and Restated Trust and Servicing Agreement (the “Trust Agreement”) dated as of October 15, 2014 among SBA DEPOSITOR LLC (the “Depositor”), the Servicer and the Trustee.

RECITALS

WHEREAS, the Existing Borrowers entered into a Second Amended and Restated Loan and Security Agreement, dated as of October 15, 2014 (the “Loan Agreement”), among the Existing Borrowers and the Servicer on behalf of the Trustee;

WHEREAS, each Existing Borrower intends to, and the Lender has agreed to, add each Additional Borrower as a Borrower under the Loan Agreement in accordance with Section 2.3 of the Loan Agreement and Section 3.25 of the Trust Agreement, and each Additional Borrower has agreed to become a Borrower thereunder, and become bound by and perform all of the obligations of a Borrower under the Loan Agreement and the other Loan Documents;

WHEREAS, upon the addition of the Additional Borrowers in accordance with Section 2.3 of the Loan Agreement and Section 3.25 of the Trust Agreement, the properties (including land and Improvements) and all related facilities that are owned or leased by the Additional Borrowers will become Additional Borrower Sites under the Loan Agreement, as provided for therein;

WHEREAS, pursuant to Section 3.2 of the Loan Agreement, the Closing Date Borrowers desire to effect a Loan Increase in an amount equal to $500,000,000 (the “First Mortgage Loan Increase”), in the form of one (1) component designated as the 2015-1C Component (the “2015-1C Component”), and the Lender has agreed to the First Mortgage Loan Increase and to advance the amount of the First Mortgage Loan Increase;

WHEREAS, the 2015-1C Component constitutes a Component as defined in the Loan Agreement;

WHEREAS, the Closing Date Borrowers and the Lender have agreed to certain amendments to the Loan Agreement;

WHEREAS, the Closing Date Borrowers and the Lender intend these recitals to be a material part of this Loan Agreement Supplement; and

WHEREAS, all things necessary to make this Loan Agreement Supplement the valid and legally binding obligation of the Closing Date Borrowers in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. All words and phrases defined in the Loan Agreement shall have the same meanings in this Loan Agreement Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Loan Agreement Supplement unless the context clearly requires otherwise:

“2015-1C Component” shall have the meaning ascribed to it in the Recitals hereto.

“2015-1C Note” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“2015-1C Securities” shall mean the Series 2015-1C securities issued by the SBA Tower Trust pursuant to the Trust Agreement corresponding to the 2015-1C Component.

“Additional Closing Date” shall mean October 14, 2015.

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b) hereof.

“Component Rate” shall mean, for the 2015-1C Component, the rate per annum set forth in Section 2.01(a)(i) hereof.

“Existing Notes” shall have the meaning ascribed to it in Section 3.01(b) hereof

“First Mortgage Loan Increase” shall have the meaning ascribed to it in the Recitals hereto.

“Loan Agreement” shall have the meaning ascribed to it in the Recitals hereto.

“Maturity Date” shall mean the date set forth in Section 2.01(a)(iii) hereof.

“Mortgage File” shall have the meaning ascribed to it in the Trust Agreement.

“Post-ARD Additional Interest Rate” shall have the meaning ascribed to it in Section 2.01(a)(ii) hereof.

“Yield Maintenance” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Loan Agreement Supplement.

In the event that any term or provision contained herein with respect to the 2015-1C Component shall conflict with or be inconsistent with any term or provision contained in the Loan Agreement, the terms and provisions of this Loan Agreement Supplement shall govern.

ARTICLE II

2015-1C COMPONENT DETAILS

Section 2.01 2015-1C Component Details. (a) The 2015-1C Component authenticated and delivered under this Loan Agreement Supplement shall consist of one (1) Component having:

(i) the designation, the initial Component Principal Balance and the Component Rate set forth below.

Component	Initial Component Principal Balance	Component Rate
2015-1C Component	$500,000,000	3.156%

(ii) Post-ARD Additional Interest Rate determined by the Servicer to be the greater of (i) five percent (5%) and (ii) the amount, if any, by which the sum of the following exceeds the Component Rate for the 2015-1C Component: (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association) on the Anticipated Repayment Date for the 2015-1C Component, of the United States Treasury Security having a term closest to ten (10) years plus (y) 1.85% plus (z) five percent (5%).

(iii) a Maturity Date which is the Due Date occurring in October 2045 or such earlier date on which the final payment of principal of the Notes becomes due and payable as provided in the Loan Agreement, whether at such Maturity Date, by acceleration, or otherwise.

(iv) Yield Maintenance in an amount equal to the excess, if any, of (i) the present value as of the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest that the Borrowers would otherwise be required to pay on the 2015-1C Component (or portion thereof) on the related Due Date from the date of such prepayment to and including the first Due Date that occurs twelve months prior to the Anticipated Repayment Date for the 2015-1C Component absent such prepayment, assuming the entire unpaid Principal Amount of the 2015-1C Component is required to be paid on such Due Date, with such present value determined by the use of a discount rate equal to the sum of (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association), on the Due Date relating to the date of such prepayment, of the United States Treasury Security having the maturity closest to the Distribution Date that occurs twelve months prior to the Assumed Final Distribution Date related to the Anticipated Repayment Date for the 2015-1C Component plus (y) 0.50% over (ii) the Component Principal Balance of the 2015-1C Component (or portion thereof) on the date of such prepayment. No Yield Maintenance is payable in connection with any prepayment of the 2015-1C Component that occurs less than twelve months prior to the Anticipated Repayment Date for the 2015-1C Component.

(v) Interest shall accrue on the 2015-1C Component and the corresponding 2015-1C Note from and including the Additional Closing Date.

(b) There are no scheduled principal payments in respect of the 2015-1C Component and the Closing Date Borrowers shall not be required to pay any principal of the 2015-1C Component prior to the Due Date in October 2020 (such date with respect to the 2015-1C Component, the “Anticipated Repayment Date”), other than after the occurrence and during the continuation of an Amortization Period or an Event of Default as provided in the Loan Agreement or as otherwise required under the terms of the Loan Documents.

ARTICLE III

MORTGAGE LOAN INCREASE

Section 3.01 Loan Increase. (a) Pursuant to Section 3.2 of the Loan Agreement, the Lender and the Closing Date Borrowers agree to the First Mortgage Loan Increase corresponding to the 2015-1C Component.

(b) On the Additional Closing Date, each Closing Date Borrower shall execute and deliver to the Trustee a promissory note payable to the order of the Trustee evidencing the 2015-1C Component, in the initial principal amount equal to $500,000,000 (the “2015-1C Note”). The 2015-1C Note shall bear interest on the unpaid principal amount thereof at the Component Rate set forth in Section 2.01(a)(i) hereof and mature on the Maturity Date set forth in Section 2.01(a)(iii) hereof. On the Additional Closing Date, the Closing Date Borrowers shall execute and deliver to the Trustee the following seven promissory notes, each dated the Additional Closing Date, in exchange for the 2010-2C Note, the 2012-1C Note, the 2013-1C Note, the 2013-1D Note, the 2013-2C Note, the 2014-1C Note and the 2014-2C Note, each executed and delivered to the Trustee by the Existing Borrowers on the Amendment Date: an amended and restated 2010-2C Note, an amended and restated 2012-1C Note, an amended and restated 2013-1C Note, an amended and restated 2013-1D Note, an amended and restated 2013-2C Note, an amended and restated 2014-1C Note and an amended and restated 2014-2C Note, each payable to the order of the Trustee, under which each Closing Date Borrower agrees to be jointly and severally liable for the payment of all amounts payable thereunder (collectively, the “Existing Notes”).

(c) The Closing Date Borrowers hereby agree that they will deliver to and deposit with, or cause to be delivered to and deposited with, the Servicer, on or before the Additional Closing Date (or, if any of the following items are not in the actual possession of the Closing Date Borrowers, as soon as reasonably practical, but in any event within 90 days after the Additional Closing Date): (i) the documents with respect to the First Mortgage Loan Increase required for the Mortgage File (other than the 2015-1C Note and the Existing Notes referred to in Section 3.01(b) hereof) and (ii) originals or copies of all other documents, certificates and opinions in the possession or under the control of the Closing Date Borrowers with respect to the First Mortgage Loan Increase that are necessary for the ongoing servicing and administration of the Loan.

(d) The Closing Date Borrowers hereby represent and warrant to the Lender that each condition of Section 3.2 of the Loan Agreement in respect of the First Mortgage Loan Increase has been satisfied, as of the Additional Closing Date, including the delivery to:

(i) the Servicer of an opinion of counsel satisfying the requirements of Section 3.2(A)(vi) of the Loan Agreement;

(ii) the Trustee of the list required to be delivered pursuant to Section 3.2(A)(x) of the Loan Agreement of the Mortgaged Sites encumbered by Deeds of Trust being amended in connection with the First Mortgage Loan Increase, identified by Site number, together with such other information with respect to such Mortgaged Sites as shall have been reasonably requested by the Trustee; and

(iii) the Servicer of an Officer’s Certificate dated as of the Additional Closing Date to the effect set forth in Section 3.2(B) of the Loan Agreement.

(e) The parties hereto agree that the Additional Closing Date is an Allocated Loan Amount Determination Date, pursuant to Section 11.8 of the Loan Agreement, the Servicer has determined the Allocated Loan Amounts for each Site after giving effect to the Addition of the Additional Borrower Sites and the First Mortgage Loan Increase, as described herein, based on information provided to it by the Manager, and until any subsequent Allocated Loan Amount Determination Date, such Allocated Loan Amounts shall be as set forth on Exhibit A hereto.

Section 3.02 Use of Proceeds. The proceeds from the sale of the 2015-1C Securities shall be used to fund the First Mortgage Loan Increase and the proceeds of the First Mortgage Loan Increase shall be used to (i) pay all recording fees and taxes, title insurance premiums, reasonable out of pocket costs and expenses incurred by the Lender, including reasonable legal fees and expenses of counsel to the Lender, and other costs and expenses approved by the Lender (which approval will not be unreasonably withheld or delayed) related to the 2015-1C Component; (ii) pay all fees and expenses incurred by the Closing Date Borrowers; (iii) fund the reserve deposit described in Section 3.03 hereof; and (iv) make a cash distribution to the Guarantor.

Section 3.03 Funding of Impositions and Insurance Reserve. (a) Pursuant to Section 6.3 of the Loan Agreement, on the Additional Closing Date, the Closing Date Borrowers shall with the funds available pursuant to Section 3.02 hereof deposit with the Central Account Bank $731,021 for deposit in the Impositions and Insurance Reserve as required in connection with the Addition of the Additional Borrower Sites owned or leased by the Additional Borrowers (together with an Officer’s Certificate to the Servicer setting forth in reasonable detail the calculation of the forgoing).

(b) Notwithstanding the deposits into the Impositions and Insurance Reserve described in Section 3.03(a) hereof, the First Mortgage Loan Increase contemplated hereby shall be deemed for all purposes to be fully disbursed.

ARTICLE IV

ADDITION OF ADDITIONAL BORROWERS

Section 4.01 Election. (a) Pursuant to Sections 2.3 of the Loan Agreement, the Existing Borrowers elect to cause each Additional Borrower to assume and become jointly and severally liable under the Notes and the Loan Documents for repayment of the Loan, to add Additional Borrower Sites of such Additional Borrower in accordance with Section 11.7 of the Loan Agreement and to pledge the Other Company Collateral of such Additional Borrower, and each Additional Borrower hereby covenants and agrees upon the execution and delivery of this Loan Agreement Supplement by such Additional Borrower:

(i) such Additional Borrower shall be a Borrower jointly and severally liable under the Loan Agreement and each of the other Loan Documents and Mortgage Loan Documents (as defined in the Trust Agreement) to which such Additional Borrower shall be a party, and shall be entitled to all of the respective rights and privileges, and subject to all of the respective duties and obligations of a Borrower thereunder, and

(ii) such Additional Borrower shall perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement and the other Loan Documents and Mortgage Loan Documents to which such Additional Borrower shall be a party are required to be performed by it as a Borrower and shall be bound by all of the provisions of the Loan Agreement and such other Loan Documents and Mortgage Loan Documents as if it had been an original party to such agreements.

(b) On or before the Additional Closing Date, the Closing Date Borrowers shall execute and deliver and/or cause to be executed and delivered the following Loan Documents, each dated as of the Additional Closing Date, duly executed by each of the parties thereto, in form and substance satisfactory to the Servicer and in quantities designated by the Servicer (except for the Notes executed on the Additional Closing Date, of which only one of each designation shall be signed):

(i) to each of the Trustee and the Servicer:

(A) this Loan Agreement Supplement;

(B) the Joinder to Assignment and Subordination of Management Agreement among the Closing Date Borrowers and the Manager;

(C) the Joinder and Amendment to the Management Agreement among the Closing Date Borrowers, SBA Finance and the Manager;

(D) the Joinder to the Environmental Indemnity from the Closing Date Borrowers in favor of the Trustee;

(E) the Joinder and Amendment to the Cash Management Agreement among the Closing Date Borrowers, the Servicer on behalf of the Trustee, the Manager and Deutsche Bank Trust Company Americas, as agent;

(F) the Joinder to the Advance and Reimbursement Agreement among the Closing Date Borrowers, the Servicer and the Trustee;

(G) the Contribution and Subrogation Agreement among the Closing Date Borrowers;

(H) a Control Acknowledgement by the Guarantor and acknowledged by the Additional Borrowers and an Acknowledgement and Consent by the Additional Borrowers delivered pursuant to the Guarantor Pledge Agreement by the Guarantor;

(I) the Deposit Account Control Agreement among SBA Towers V, the Trustee and Wells Fargo Bank, N.A.; and

(J) the Deposit Account Control Agreement among SBA Towers VI, the Trustee and Wells Fargo Bank, N.A.;

(ii) to the Trustee:

(A) the Existing Notes; and

(B) the 2015-1C Note.

(c) On or before the Additional Closing Date, the Additional Borrowers shall deliver to the Servicer, evidence reasonably satisfactory to the Servicer, that the Financing Statements relating to the Additional Borrowers have been filed with the Secretary of State of the State of Delaware.

(d) On or before the Additional Closing Date, the Additional Borrowers shall deliver to the Servicer, opinions of counsel satisfying the requirements of Section 2.3(F) and Section 2.3(G) of the Loan Agreement.

(e) Each Additional Borrower hereby pledges, assigns and grants to Lender a security interest in and to all of such Additional Borrower’s fixtures and personal property including, but not limited to all, (i) equipment in all of its forms, now or hereafter existing, all parts thereof and all accessions thereto, including but not limited to machinery, towers, satellite receivers, antennas, headend electronics, furniture, motor vehicles, aircraft and rolling stock, (ii) such Additional Borrower’s fixtures now existing and or hereafter acquired, all substitutes and replacements therefore, all accessions and attachments thereto, and all tools, parts and equipment now or hereafter added to or used in connection with the fixtures on or above all Sites and all other real property now owned or hereafter acquired by such Additional Borrower and all substitutes and replacements for, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and all proceeds, products, and increases of, any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described herein), (iii) accounts now or hereafter existing, (iv) inventory now or hereafter existing, (v) general intangibles (other than Site Management Agreements) now or hereafter existing, (vi) investment property now or hereafter existing, (vii) deposit accounts now or hereafter existing, (viii) chattel paper now or hereafter existing, (ix) instruments now owned or hereafter existing, (x) any Site Management Agreements now or hereafter existing (including all rights to payment thereunder, but excluding any other rights that cannot be assigned without third party consent under such Site Management Agreements), and (xi) the equity interests of any subsidiary of such Additional Borrower now owned or hereafter existing and the proceeds of the foregoing, as security for the payment and performance of all of the Obligations.

(f) Each Additional Borrower hereby represents and warrants that it has satisfied (i) all of the provisions of Section 11.7(A) of the Loan Agreement with respect to each of its Additional Borrower Sites that is to be a Mortgaged Site and has delivered an Officer’s Certificate dated the Additional Closing Date to that effect and (ii) all of the provisions of Section 11.7(B) of the Loan Agreement with respect to each of its Additional Borrower Sites that is to be an Other Pledged Site and has delivered an Officer’s Certificate dated the Additional Closing Date to that effect.

Section 4.02 Joinder. All references to Borrower or Borrowers contained in the Loan Agreement and the Loan Documents are hereby deemed, for all purposes to refer to and include each of the Additional Borrowers as a Borrower.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS

Section 5.01 Representations and Warranties. (a) Each Closing Date Borrower hereby represents and warrants to the Lender that, as to itself and its Sites, each of the representations and warranties set forth in Article IV of the Loan Agreement is true as of the Additional Closing Date.

(b) Each of the Additional Borrowers hereby represents and warrants to the Lender that, as to itself, each of the representations and warranties set forth in Section 9.1 of the Loan Agreement, is true as of the Additional Closing Date.

(c) Each of the Closing Date Borrowers hereby represents and warrants to the Lender that each condition of Section 2.3 of the Loan Agreement and Section 3.25 of the Trust Agreement have been satisfied as of the Additional Closing Date.

Section 5.02 Amendments to Exhibits and Schedules to the Loan Agreement.

(a) The parties hereto agree that Exhibits B, C and D of the Loan Agreement are hereby deleted in their entirety and replaced by Exhibits B, C and D hereto.

(b) The parties hereto agree that Schedule 1 of the Loan Agreement is hereby deleted in its entirety and replaced by Schedule 1 hereto.

(c) The parties hereto agree that Schedule 4.1(C) of the Loan Agreement is hereby deleted in its entirety and replaced by Schedule 4.1(C) hereto.

(d) The parties hereto agree that Schedule 4.19 of the Loan Agreement is hereby deleted in its entirety and replaced by Schedule 4.19 hereto.

(e) The parties hereto agree that Schedules 4.25 and 4.26 of the Loan Agreement are hereby deleted in their entirety and replaced by Schedules 4.25 and 4.26, respectively, hereto.

(f) The parties hereto agree that Schedule 4.27 hereto is incorporated into the Loan Agreement.

ARTICLE VI

AMENDMENTS TO THE LOAN AGREEMENT

Section 6.01 Definitions. The parties hereto agree that the following definitions are hereby incorporated in alphabetical order into Section 1.01 of the Loan Agreement:

“Additional Guarantor” and “Additional Guarantors” means, individually or collectively, SBA GC Parent I, SBA GC Parent II, SBA GC Holdings and

any other direct or indirect wholly-owned subsidiary of the Guarantor that enters into an Additional Payment Guaranty; provided that, following a Borrower Release, “Additional Guarantors” will mean the Additional Guarantors that continue to guarantee the full and prompt payment by the Borrowers of the Obligations pursuant to Additional Payment Guaranties.

“Advance Rents Catch-Up Reserve Deposit” has the meaning set forth in the Cash Management Agreement.

“Advance Rents Required Deposit Amount” has the meaning set forth in the Cash Management Agreement.

“Advance Rents Deposit Condition” has the meaning set forth in Section 6.4.

“Assumed Final Distribution Date” has the meaning set forth in the Trust Agreement.

“Monthly Tenant DSCR” means 2:1.

“Monthly Tenant Debt Service Coverage Ratio” means, as of the last day of any calendar month, (a) the excess of (i) the Annualized Run Rate Net Cash Flow for all Sites over (ii) the Non-Monthly Tenant Annualized Run Rate Revenue for all Non-Monthly Tenants divided by (b) the amount of interest, Servicing Fees and Trustee Fees that the Borrowers will be required to pay over the succeeding twelve (12) months on the Principal Amount of the Loan (excluding any Post-ARD Additional Interest or Value Reduction Accrued Interest), determined without giving effect to any reduction in interest due to any Value Reduction Amount.

“Non-Monthly Tenant” means a Tenant party to a Lease or Leases under which rent is required to be paid in advance on a periodic basis other than monthly.

“Non-Monthly Tenant Annualized Run Rate Revenue” means, as of the last day of any calendar month, for any Non-Monthly Tenant, the net annualized rent payable by such Non-Monthly Tenant under the Lease or Leases to which it is a party.

“Servicing Fees” means all fees payable to the Servicer under the Trust Agreement.

“Trustee Fees” means all fees payable to the Trustee under the Trust Agreement.

Section 6.02 Servicing/Special Servicing. The parties hereto agree that the reference to “Servicer Fees” in the second sentence of Section 2.9 of the Loan Agreement shall be deleted and replaced by a reference to “Servicing Fees.”

Section 6.03 Advance Rents Reserve. The parties hereto agree that Section 6.4 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Section 6.4 Advance Rents Reserve Sub-Account. Pursuant to the Cash Management Agreement, the Borrowers shall deposit, or instruct the Central Account Bank to deposit into a sub-account of the Central Account (said sub-account, the “Advance Rents Reserve Sub-Account”), on each Due Date (i) during the continuance of an Advance Rents Deposit Condition, the amount of the Advance Rents Reserve Deposit for such Due Date, and, to the extent of available funds therefor pursuant to Section 3.3(a)(viii) of the Cash Management Agreement, the amount of any Advance Rents Catch-Up Reserve Deposit for such Due Date or (ii) other than during the continuance of an Advance Rents Deposit Condition, to the extent of available funds therefor pursuant to Section 3.3(a)(viii) of the Cash Management Agreement, the amount of any Advance Rents Required Deposit Amount for such Due Date. Amounts in the Advance Rents Reserve Sub-Account (the “Advance Rents Reserve”) shall be held, allocated and disbursed in accordance with the terms and conditions of the Cash Management Agreement. An “Advance Rents Deposit Condition” shall exist at such time as the Lender determines that as of last day of any calendar month the Monthly Tenant Debt Service Coverage Ratio is equal to or less than the Monthly Tenant DSCR, and shall continue to exist until the Lender determines that the Monthly Tenant Debt Service Coverage Ratio exceeded the Monthly Tenant DSCR as of the last day of two (2) consecutive calendar months. Provided that no Event of Default exists and the Lender determines that the Monthly Tenant DSCR test has been satisfied for two (2) consecutive calendar months (as determined above), any funds on deposit in the Advance Rents Reserve Sub-Account shall be released to the Borrowers. The existence of an Advance Rents Deposit Condition shall be determined by the Lender in its reasonable good faith determination. The Advance Rents Reserve Sub-Account shall be under the sole dominion and control of the Lender and/or its designee including any Servicer, and the Borrowers shall have no rights to control or direct the investment or payment of funds therein except as expressly provided herein.”

Section 6.04 Cash Management Agreement. The parties hereto agree that the reference to “items (iii) and (ix) through (xi) of Section 3.3(a) of the Cash Management Agreement” in Sections 2.04(C), 6.01(B) and 7.01 of the Loan Agreement shall be deleted and replaced by a reference to “items (iii) and (x) through (xiii) of Section 3.3(a) of the Cash Management Agreement.”

ARTICLE VII

GENERAL PROVISIONS

Section 7.01 Governing Law. THIS LOAN AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE CLOSING DATE BORROWERS IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THE LOAN AGREEMENT, THIS LOAN AGREEMENT SUPPLEMENT OR THE OTHER LOAN DOCUMENTS.

Section 7.02 Severability. In case any provision in this Loan Agreement Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 7.03 Counterparts. This Loan Agreement Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Loan Agreement Supplement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Loan Agreement Supplement.

ARTICLE VIII

APPLICABILITY OF THE LOAN AGREEMENT

Section 8.01 Applicability. The provisions of the Loan Agreement are hereby ratified, approved and confirmed, as supplemented by this Loan Agreement Supplement. The representations, warranties and covenants contained in the Loan Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the Additional Closing Date.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Closing Date Borrowers and the Servicer on behalf of the Trustee, have caused this Loan Agreement Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

SBA PROPERTIES, LLC, as Existing Borrower			SBA SITES, LLC, as Existing Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA STRUCTURES, LLC, as Existing Borrower			SBA INFRASTRUCTURE, LLC, as Existing Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA MONARCH TOWERS III, LLC, as Existing Borrower			SBA 2012 TC ASSETS PR, LLC, as Existing Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA 2012 TC ASSETS, LLC, as Existing Borrower			SBA TOWERS IV, LLC, as Existing Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

[Signature Page for First Loan Supplement]

SBA MONARCH TOWERS I, LLC, as Existing Borrower			SBA TOWERS USVI, INC., as Existing Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA GC TOWERS, LLC, as Existing Borrower			SBA TOWERS VII, LLC, as Existing Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

SBA TOWERS V, LLC, as Additional Borrower			SBA TOWERS VI, LLC, as Additional Borrower

By:	/s/ Thomas P. Hunt		By:	/s/ Thomas P. Hunt
	Name:	Thomas P. Hunt		Name:	Thomas P. Hunt
	Title:	Executive Vice President and General Counsel		Title:	Executive Vice President and General Counsel

[Signature Page for First Loan Supplement]

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as Servicer

By:	/s/ David A. Eckels
	Name:	David A. Eckels
	Title:	Senior Vice President

[Signature Page for First Loan Supplement]